SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                  March 12, 2015

DUTCH GOLD RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-308805	58-2550089
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3455 Peachtree Road, Suite 500	30326
Atlanta, Georgia	(Zip Code)
(Address of Principal Executive Offices)

404-465-2898

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.03. Bankruptcy or Receivership.

On March 9, 2015, Dutch Gold Resources, Inc. (the “Company”), received an Order Approving Trustee’s Report of No Distribution, Discharging Trustee and Closing Estate relative to the petition for its subsidiary Dutch Mining, LLC relief under Chapter 7 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia (the “ Bankruptcy Court ”), A copy of the Petition is attached hereto and made a part hereof.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

DUTCH GOLD RESOURCES, INC.

Date: March 12, 2015	By: /s/ Daniel Hollis
Daniel W. Hollis
Chief Executive Officer

Case 14-61474-crm Doc 17 Filed 03/09/15 Entered 03/09/15 09:47:56 Desc Order Clos. 7 NA Page 1 of 1

UNITED STATES BANKRUPTCY COURT

Northern District of Georgia

In Re: Debtor(s)
DUTCH MINING, LLC	Case No.: 14−61474−crm
3344 Peachtree Street	Chapter: 7
Atlanta, Ga 30326	Judge: C. Ray Mullins
93−1133457

ORDER APPROVING TRUSTEE'S REPORT OF NO DISTRIBUTION, DISCHARGING TRUSTEE AND CLOSING ESTATE

It appearing to the Court that

S. Gregory Hays

the Trustee in said case, has filed his report of no distribution and that said Trustee has performed all other and further duties as required in the administration of said estate;

IT IS THEREFORE ORDERED that said report be and it hereby is approved and that the said estate be and it hereby is closed; that the Trustee be and hereby is discharged from and relieved of the trust.

C. Ray Mullins
United States Bankruptcy Judge

Dated: March 9, 2015

Form 184